UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein:

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 17, 2015 and effective as of such date, the Board of Directors (the “Board”) of the Company amended and restated the Company’s by-laws (the “By-Laws”). The By-Laws were amended as follows:

•	Article I, Section 2 now provides that the Company must hold a special meeting called by stockholders within 120 days after the Secretary of the Company receives the notice calling such meeting.

•	Article II, Section 1 now provides that the Board may not nominate for election to the Board more than one member of the Company’s management.

•	Article II, Section 1 now provides that directors shall be elected by a majority of votes cast in uncontested director elections. A plurality-voting standard will apply for contested director elections.

•	A new Article II, Section 2 provides that the Board may not nominate for re-election to the Board any non-management director if that director has completed 12 years of service as an “independent member” of the Board (as defined by New York Stock Exchange or other applicable securities-exchange criteria). This restriction does not apply until December 17, 2020 for any of our current directors.

•	A new Article III, Section 3 provides that the Board Chair must be an independent member of the Board.

•	A new Article IX provides that the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for (1) derivative actions brought in the name of the Company, (2) actions for breach of fiduciary duties, (3) actions arising from Delaware corporate law or as to which Delaware corporate law confers jurisdiction on the Court of Chancery and (4) claims governed by the internal affairs doctrine, in each case, unless the Company consents to an alternative forum.

The Company’s By-Laws previously provided for a plurality-voting standard in uncontested director elections, but did not otherwise contain provisions corresponding to the above.

In addition to the amendments described above, the Board also made immaterial, technical or conforming amendments to the By-Laws.

The foregoing summary is qualified by the full text of the By-Laws, which we have included as Exhibit 3.1 hereto and incorporate herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed below is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of CBRE Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer